UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 6, 2008 (November 6, 2008)
SANDRIDGE ENERGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-33784	20-8084793
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

123 Robert S. Kerr Avenue Oklahoma City, Oklahoma	73102
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone Number, including Area Code: (405) 429-5500
Not Applicable.
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
     SandRidge Energy, Inc. (the “Company”) previously entered into an Indenture dated as of May 1, 2008 between the Company, the Guarantors signatories thereto and Wells Fargo Bank, National Association, as trustee, under which the Company issued $650 million of 8.625% Senior Notes due 2015 (the “Fixed Rate Notes”) and $350 million of Senior Floating Rate Notes due 2014 (the “Floating Rate Notes”). Certain of the directly or indirectly wholly-owned subsidiaries (the “Guarantor Subsidiaries”) of the Company have guaranteed fully and unconditionally, on a joint and several basis, the obligations of the Company to pay principal and interest under the Fixed Rate Notes and the Floating Rate Notes.
     Pursuant to Rule 3-10 of Regulation S-X the Company must disclose certain financial information regarding the Guarantor Subsidiaries in connection with the registration of the Fixed Rate Notes and the Floating Rate Notes. This Current Report on Form 8-K is being filed by the Company, in accordance with Rule 3-10 of Regulation S-X, to add Note 24, Condensed Consolidating Financial Information, to the Notes to Consolidated Financial Statements for the year ended December 31, 2007. In accordance with SEC requirements, the Company is filing on this Form 8-K all of Item 8 to the Company’s Form 10-K for the year ended December 31, 2007.
     This information reflects financial information related to the Guarantor Subsidiaries, as described above, as guarantors of the Fixed Rate Notes and the Floating Rate Notes. Item 8 of the Company’s Annual Report on Form 10-K for the year ended December 31, 2007 is being updated in its entirety to reflect this information and is attached as Exhibit 99.1 hereto and is incorporated by reference herein.
     This Current Report on Form 8-K should be read in conjunction with the Company’s Annual Report on Form 10-K for the year ended December 31, 2007, as well as the Company’s other filings with the Securities and Exchange Commission (the “SEC”), including the Company’s quarterly report on Form 10-Q being filed today.
Item 9.01. Financial Statements and Exhibits
          (d) Exhibits
23.1	Consent of PricewaterhouseCoopers LLP

99.1	Item 8, Annual Report on Form 10-K for the year ended December 31, 2007 — Financial Statements and Supplementary Data

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SANDRIDGE ENERGY, INC. (Registrant)
Date: November 6, 2008	By:	/s/ Dirk M. Van Doren
Dirk M. Van Doren
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Name of Exhibit

23.1	Consent of PricewaterhouseCoopers LLP

99.1	Item 8, Annual Report on Form 10-K for the year ended December 31, 2007 — Financial Statements and Supplementary Data